SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
April 29, 2011
Date of Report (Date of Earliest Event Reported)
Cronos Global Income Fund XVI, L.P.
(Exact name of registrant as specified in its charter)
California
(State or Other Jurisdiction of Incorporation)

0-27496	94-3230380

(Commission File Number)	(IRS Employer Identification No.)
One Front Street, Suite 925, San Francisco, California 94111
(Address of principal executive offices) (Zip Code)
(415) 677-8990
(Fund’s Telephone Number, Including Area Code)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR § 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR § 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR § 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR § 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.
          On April 29, 2011, Cronos Global Income Fund XVI, L.P., a California limited partnership (the ” Fund”), mailed its 2010 annual report to its limited partners, which includes a letter to the limited partners from Peter J. Younger, President and Chief Executive Officer of Cronos Capital Corp. (“ CCC”), the general partner of the Fund. A copy of the letter to limited partners is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference. The 2010 annual report to limited partners consists of the Fund’s 2010 Annual Report on Form 10-K, as filed with the SEC on March 16, 2011.
          The information in this Current Report on Form 8-K, including the attached letter, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (“ Exchange Act”) or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.
(d)	Exhibits
99.1	Letter to the limited partners of the Fund from CCC, dated April 29, 2011.
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Fund has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CRONOS GLOBAL INCOME FUND XVI, L.P.
By	Cronos Capital Corp.,
The General Partner

By	/s/ Frank P. Vaughan
Frank P. Vaughan
Chief Financial Officer
Date: April 29, 2011

INDEX TO EXHIBITS

Exhibit	Description
99.1	Letter from Cronos Capital Corp., general partner of Cronos Global Income Fund XVI, L.P. (the “Fund”), dated April 29, 2011, to the limited partners of the Fund.